Exhibit 99.1

news release

Encana Issues Response to Letko Brosseau’s Release on Company’s Establishment of Domicile in the United States

Company in strong disagreement with Letko’s conclusions and reiterates its shareholder value rationale

CALGARY, November 19, 2019 — Encana Corporation (NYSE, TSX: ECA) today issued a statement in strong disagreement to Letko’s news release earlier today titled: “Letko Brosseau Will Vote Against Encana’s Proposed Exit from Canada.”

“We were disappointed by Letko’s release earlier today stating its opposition to our recent decision to establish Encana’s corporate domicile in the United States,” said Encana’s CEO Doug Suttles. “We have had a long relationship with Letko and most certainly appreciate their investment in our Company.

“Our establishment of domicile in the U.S. was carefully considered by our leadership, Board of Directors and outside advisors. The rationale for the move is crystal clear — we want to expose our Company and all its stockholders to increasingly larger pools of investment in U.S. index funds and passively managed accounts. The change in corporate domicile will not change how we run our day-to-day business, nor diminish the important role our Canadian assets play in our portfolio today. We do not believe that our Canadian investors will be forced to sell beyond the Canadian indices, and we will remain listed on both the TSX and the NYSE. Furthermore, we know that most of our large investors in Canada also own many of our U.S.-domiciled peers today. We deeply believe this move ultimately will be positive for ALL shareholders as exposure to the significantly larger U.S. market and funds is estimated to create more than $1 billion of additional demand for our shares. As we said at the time of the original announcement in late October, ‘our actions show that we will leave no stone unturned to capture the value we deeply believe exists within our equity’.”

Encana has significantly transformed the Company over the last half-decade. Today’s quality, liquids-rich portfolio supports a sustainable business model that generates free cash flow and a return of cash to shareholders. Our focus on innovation and efficiency is consistently delivering superior financial and operational performance. Our establishment of domicile in the U.S., as well as our subsequent name change to Ovintiv Inc., reflects our significant transformation and better aligns us with our U.S. peers. Today, more than 80% of Encana’s capital investments, 75% of revenues and approximately 70% of proved reserves are located in the U.S.

A preliminary proxy statement/prospectus was recently filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. We have also prepared a detailed slide packet outlining the significant under-representation of index funds and passive accounts in Encana’s current ownership when compared to similar U.S. peer companies. The preliminary proxy statement/prospectus and the referenced slide packet can both be found on Encana’s website at www.encana.com.

The change in corporate domicile, the rebrand to Ovintiv, and a previously announced 1 — for — 5 consolidation and share exchange require two-thirds of votes cast for shareholder approval. A special meeting of Encana shareholders will be held in early 2020. In addition to shareholder approval, stock exchange and Canadian court approvals are also required.

Important Information for Investors and Securityholders

This communication is not intended to and does not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the proposed corporate reorganization that includes, among other things, the redomicile, Encana’s subsidiary 1847432 Alberta ULC, a predecessor to Ovintiv Inc. (“Ovintiv”), has filed a registration statement on Form S-4, which includes Ovintiv’s preliminary prospectus as well as Encana’s preliminary proxy statement (the “Proxy Statement/Prospectus”), with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulatory authorities. Encana plans to mail the definitive Proxy Statement/Prospectus to its shareholders and holders of its equity incentives in connection with the proposed corporate reorganization. INVESTORS AND SECURITYHOLDERS OF ENCANA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENCANA, OVINTIV, THE CORPORATE REORGANIZATION AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the definitive Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Encana or Ovintiv through the website maintained by the SEC at www.sec.gov. Investors and securityholders will also be able to obtain free copies of the definitive Proxy Statement/Prospectus (when available) and other documents filed with Canadian securities regulatory authorities by Encana, through the website maintained by the Canadian Securities Administrators at www.sedar.com. In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC and Canadian securities regulatory authorities on Encana’s website at www.encana.com or by contacting Encana’s Corporate Secretary.

Participants in the Solicitation

Encana and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed corporate reorganization. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the securityholders of Encana in connection with the corporate reorganization, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the definitive Proxy Statement/Prospectus described above when it is filed with the SEC and Canadian securities regulatory authorities. Additional information regarding Encana’s directors and executive officers is also included in Encana’s Notice of Annual Meeting of Shareholders and 2019 Proxy Statement, which was filed with the SEC and Canadian securities regulatory authorities on March 14, 2019. This document is available free of charge as described above.

ADVISORY REGARDING FORWARD-LOOKING STATEMENTS – This news release contains forward-looking statements or information (collectively, “FLS”) within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. FLS include: completion of the corporate reorganization, including corporate domicile, and the timing thereof; benefits of the transaction including exposure to larger pools of investment, alignment with U.S. peers and demand for our shares; impact to our shareholders and their ability to invest; asset composition; and sustainable business model and ability to generate free cash flow and return cash. FLS involve assumptions, risks and uncertainties that may cause such statements not to occur or results to differ materially. These assumptions include: the ability to receive, in a timely manner and on satisfactory terms, required securityholder, stock exchange and court approvals; assumptions contained in our corporate guidance; and expectations and projections made in light of Encana’s historical experience and its perception of historical trends. Risks and uncertainties include: ability to achieve anticipated benefits of the corporate reorganization; receipt of securityholder, stock exchange and court approvals and satisfaction of other conditions; risks relating to the new company following the reorganization; publicity resulting from the reorganization and impacts to the company’s business and share price; risks outlined in our corporate guidance; changes in or interpretation of laws or regulations; and other risks and uncertainties as described in Encana’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q and as described from time to time in Encana’s other periodic filings as filed on SEDAR and EDGAR. Although Encana believes such FLS are reasonable, there can be no assurance they will prove to be correct. The above assumptions, risks and uncertainties are not exhaustive. FLS are made as of the date hereof and, except as required by law, Encana undertakes no obligation to update or revise any FLS. Further, descriptions in this communication are summary in nature and may not fully describe all underlying legal and tax principles of the corporate reorganization. Investors and securityholders are urged to read the proxy statement/prospectus and other relevant documents filed or to be filed with the SEC and Canadian securities regulatory authorities when they become available for details on the corporate reorganization.

Further information on Encana Corporation is available on the company’s website, www.encana.com, or by contacting:

Investor contact: (281) 210-5110 (403) 645-3550	Media contact: (281) 210-5253

SOURCE: Encana Corporation

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